Exhibit 10.1

FIRST AMENDMENT TO LEASE

This FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of the 19th day of June, 2013 to be effective as of December 20, 2012 (the “Effective Date”) by and between PINEDALE CORRIDOR, LP (“Lessor”) and ULTRA WYOMING LGS, LLC (“Lessee”).

RECITALS

Under date of December 20, 2012, Lessor and Lessee executed and delivered that certain Lease (the “Lease”), a memorandum of which (the “Memorandum”) is recorded in Book 102 Misc., Page 631 of the Records of the County Clerk of Sublette County, Wyoming.  Pursuant to the Lease, Lessor leased to Lessee and Lessee leased from Lessor, upon and subject to the terms and provisions contained in the Lease, the Easement Rights, the Improvements and the Personal Property, all as defined in the Lease and Memorandum.  Lessor and Lessee desire to amend the Lease to modify certain definitions set forth in the Lease.

AGREEMENTS

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Lessor and Lessee agree as follows:

1.           Definitions.  Terms used in this Amendment which are defined in the Lease shall, when used herein, have the meaning ascribed to them in the Lease.

2.           Amendment.  The Lease shall be amended as follows:

(i)           The definition of “Easement Rights” set forth in Section 1.1 of the Lease shall be amended to read as follows:

“Easement Rights” means collectively (a) the right, title and interest in the BLM Easements conveyed to Lessor pursuant to the Purchase Agreement, (b) the right, title and interest of Lessor in the Jensen Easements, and (c) the right, title and interest of Lessor in the Nerd Farm Easement.”

(ii)           The definition of “Jensen Easements” set forth in Section 1.1 of the Lease shall be amended to read as follows:

“Jensen Easements” means the following easements:  (a) that certain Grant of Pipeline Easements dated June 24, 2010, recorded in Book 95 Misc., Page 423 of the Official Public Records, from Mary Kay Jensen, as grantor, to Ultra Resources, as grantee, as amended by Amended and Restated Grant of Pipeline Easements dated June 19, 2013 but effective as of June 24, 2010 from the John W. Jensen Family Trust, as grantor, in favor of Ultra Wyoming and Lessor, as grantee, recorded or to be recorded in the Official Public Records, and (b) that certain Grant of Pipeline Easements dated June 24, 2010, recorded in Book 95 Misc., Page 418 of the Official Public Records, from Mary Kay Jensen, as personal representative of the Estate of John W. Jensen, and individually, as grantor, to Ultra Resources, as grantee, as amended by Amended and Restated Grant of Pipeline Easements from the John W. Jensen Family Trust, as grantor, in favor of Ultra Wyoming and Lessor, as grantee, dated June 19, 2013 but effective as of June 24, 2010, recorded or to be recorded in the Official Public Records, as both such easements were assigned by Ultra Resources to Ultra Wyoming, as such easements were further partially assigned to Lessor pursuant to that certain Partial Assignment of Easements and Transfer of Improvements (LGS) [Jensen Easements] from Ultra Wyoming, as assignor, to Lessor, as assignee, dated as of the Effective Date and recorded in Book 102 Misc., Page 588 of the Official Public Records, as amended by Amendment to Partial Assignment of Easements and Transfer of Improvements (LGS) [Jensen Easements] by and between Ultra Wyoming and Lessor dated June 19, 2013 effective as of Effective Date, recorded or to be recorded in the Official Public Records.”

(iii)           The definition of “Nerd Farm Easement” set forth in Section 1.1 of the Lease shall be amended to read as follows:

“Nerd Farm Easement” means the easements conveyed to Lessor by Easement Agreement and Transfer of Improvements between Ultra Wyoming, as grantor, and Lessor, as grantee, dated as of the Effective Date (but exclusive of the Improvements transferred pursuant to such Easement Agreement and Transfer of Improvements), recorded in Book 102 Misc., Page 499 of the Official Public Records, as amended by Amendment to Easement Agreement and Transfer of Improvements by and between Ultra Wyoming and Lessor dated June 19, 2013 effective as of Effective Date, recorded or to be recorded in the Official Public Records.

3.           Miscellaneous.  This Amendment shall be binding upon and inure to the benefit of Lessor, and its successors and assigns, and Lessee, and its successors and assigns.  The Lease shall be amended only in the particulars set out herein and Lessor and Lessee hereby ratify and confirm the Lease as amended hereby.

4.           Further Assurances.  Each party hereby agrees to perform any and all acts (including, but not limited to, executing and delivering instruments and documents) as may be reasonably necessary to fully effectuate each and all of the purposes and intent of this Amendment.

5.           Partial Invalidity.  Should any term or provision hereof be invalid or unenforceable, the remainder of this Amendment shall not be affected thereby, and each remaining term and provision hereof shall be valid and enforceable to the fullest extent permitted by law.

6.           Counterparts.  This Amendment may be executed and recorded in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

Executed on the date set out above to be effective as of the Effective Date.

LESSOR:

PINEDALE CORRIDOR, LP, a Delaware limited partnership

By:	Pinedale GP, Inc., Delaware corporation, its sole general partner

By:	/s/ Richard C. Green
Richard C. Green, Chairman

Signature Page 1
 First Amendment to Lease

LESSEE:

ULTRA WYOMING LGS, LLC, a Delaware limited liability company

By:	/s/ Marshall D. Smith
Marshall D. Smith, Senior Vice President and Chief Financial Officer

Signature Page 2
 First Amendment to Lease

The undersigned, in its capacity as the Lessee Guarantor (as such term is defined in the Lease), executes this Amendment to acknowledge its consent to the terms hereof.

ULTRA PETROLEUM CORP., a Yukon Territory of Canada corporation

By:	/s/ Marshall D. Smith
Marshall D. Smith, Senior Vice President and Chief Financial Officer

Signature Page 3
 First Amendment to Lease

The undersigned, in its capacity as the guarantor under the Resources Guaranty (as such term is defined in the Lease), executes this Amendment to acknowledge its consent to the terms hereof.

ULTRA RESOURCES, INC., a Wyoming corporation

By:	/s/ Marshall D. Smith
Marshall D. Smith, Senior Vice President and Chief Financial Officer

Signature Page 4
 First Amendment to Lease

The undersigned, in its capacity as the Lessor Guarantor (as such term is defined in the Lease), executes this Amendment to acknowledge its consent to the terms hereof.

CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation

By:	/s/ Richard C. Green
Name: Title:	Richard C. Green Chairman

Signature Page 5
First Amendment to Lease